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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 13, 1998

                           EINSTEIN/NOAH BAGEL CORP.
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            (Exact name of registrant as specified in its charter)

 Delaware                         0-21097                          84-1294908
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(State or other                (Commission                      (IRS Employer
jurisdiction of                 File No.)                    Identification No.)
 incorporation)

       14103 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401
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                   (Address of principal executive offices)

                                (303) 215-9300
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             (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former name or former address, if changes since last report)
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ITEM 5. OTHER EVENTS

     As previously disclosed, the Company was notified by the Nasdaq Stock Market ("Nasdaq") of Nasdaq's determination that the Company was not in compliance with the net tangible assets requirement or the alternative $5.00 minimum closing bid price requirement for continued listing of its common stock on the Nasdaq National Market. The Company attended a Nasdaq hearing to discuss these compliance issues and, as a result, has been advised by Nasdaq that, effective October 15, 1998, the Company's common stock will be traded on the Nasdaq SmallCap Market under its current trading symbol, "ENBX".



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 13, 1998



                                        EINSTEIN/NOAH BAGEL CORP.


                                        By: /s/ Amy S. Powers
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                                           Amy S. Powers
                                           Vice President